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                                                                    EXHIBIT 23.3

                                         41st Floor, One Exchange Square
                                         8 Connaught Place, Central
                                         Hong Kong
                                         Tel: (852)2522-7886 Fax: (852)2522-7006
                                         www.lw.com

Latham & Watkins LLP                     FIRM / AFFILIATE OFFICES
International Law Firm                   Barcelona     New Jersey
                                         Brussels      New York
                                         Chicago       Northern Virginia
                                         Frankfurt     Orange County
                                         Hamburg       Paris
                                         Hong Kong     San Diego
                                         London        San Francisco
                                         Los Angeles   Shanghai
                                         Madrid        Silicon Valley
                                         Milan         Singapore
                                         Moscow        Tokyo
                                         Munich        Washington, D.C.

                                         File No. 041421-0002


February 21, 2007

Xinhua Finance Media Limited
Rooms 3905-3909
Tower 1, Grand Gateway
1 Hongqiao Lu
Shanghai 200030
People's Republic of China

Ladies and Gentlemen:


     We hereby consent to the use of our name under the captions "Legal Matters" and "Taxation - United States Federal Income Taxation" in the prospectus included in the registration statement on Form F-1, originally filed by Xinhua Finance Media Limited on February 21, 2007, with the Securities and Exchange Commission under the Securities Act of 1933, as amended. In giving such consent, we do not thereby admit that we come within the category of persons whose consent is required under Section 7 of the Securities Act of 1933, as amended, or the regulations promulgated thereunder.

                                        Sincerely yours,

                                        /s/ Latham & Watkins LLP

                                        Latham & Watkins LLP